UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
(Class A Shares: PSQAX)

ANNUAL REPORT
APRIL 30, 2017

Palmer Square Absolute Return Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	21
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	43
Supplemental Information	44
Expense Example	47

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Absolute Return Fund (multi-strategy credit)

April 2017

Palmer Square Absolute Return Fund (“PSQIX/PSQAX” or the “Fund”) is a credit focused fund which seeks to achieve strong risk adjusted absolute returns over a market cycle. The Fund benefits from a flexible mandate aiming to maximize return by investing long or short both across credit asset classes and among individual corporate credit issuers. The Fund has exhibited low correlation to equity and fixed income benchmarks and thus serves as either a substitute for traditional fixed income exposure or as a core credit alternative. Through the Fund’s ability to short or bet against corporate credit securities as well as the ability to utilize treasuries and interest rate derivatives, the Fund seeks to eliminate the majority of interest rate risk. Additionally, through the shorting of corporate credit securities, the Fund seeks to mitigate beta or market risk over the course of a credit cycle.

As it pertains to this current market environment, we are very positive on the Fund and its long/short credit mandate as we believe we are in the later stages of the credit cycle, volatility is likely to increase, and interest rates globally are incredibly low or negative (with the possibility to move higher). All three of these ingredients have historically proved to be supportive of long/short credit.

Performance Overview

Palmer Square is pleased to report PSQIX returned 16.05% (net of fees) for the one year period from 4/30/2016 to 4/30/2017.

PSQIX Performance Net of Fees (inception 5/17/2011)
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	1.53%	0.23%	0.12%	0.12%									2.00%
2016	-5.01%	-7.48%	2.12%	4.80%	1.36%	2.69%	3.69%	1.60%	1.09%	1.44%	0.59%	0.72%	7.02%
2015	-0.41%	1.14%	0.20%	0.92%	1.01%	-0.74%	-1.43%	-1.45%	-0.95%	-2.66%	-0.44%	-2.55%	-7.20%
2014	0.70%	0.50%	0.20%	0.10%	-0.10%	0.29%	0.00%	0.30%	-0.10%	-0.50%	0.00%	-0.29%	1.10%
2013	1.98%	0.00%	0.41%	0.20%	1.01%	-1.20%	1.12%	0.20%	0.70%	0.50%	0.59%	0.44%	6.09%
2012	0.63%	1.04%	0.41%	-0.21%	-1.55%	-0.10%	-0.63%	1.27%	0.52%	-0.41%	-0.21%	0.45%	1.19%
2011					0.20%	-0.30%	0.30%	-4.39%	-0.94%	0.74%	-0.52%	0.11%	-4.80%
Performance Analysis Net of Fees (as of 4/30/2017)

	YTD 2017	1 Year	3 Years	5 Years	Since Inception Annualized
PSQIX	2.00%	16.05%	0.30%	1.53%	0.77%
Bloomberg Barclays Aggregate Bond Index	1.59%	0.83%	2.66%	2.27%	2.99%
HFRX Absolute Return Index	0.96%	1.79%	1.28%	1.81%	1.03%

Class A shares – Annual Expense Ratio: Gross 2.66%/Net 2.68%; Maximum Sales Load 5.75%, Class I shares – Annual Expense Ratio: Gross 2.41%/Net 2.43%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2017, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. You may qualify for sales charge discounts if you invest at least $50,000 in Class A shares of the Fund. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Portfolio Attribution by Allocation

By strategy, the Fund’s allocation to structured credit delivered the highest contribution to returns principally driven by the Fund’s investment in Collateralized Loan Obligations (“CLO”) debt, which continued to appreciate in-line with Palmer Square’s thesis on strong fundamentals and technicals in the CLO market. This was followed by the stressed credit strategy which also benefitted from the rally in credit markets driven primarily by the initial rebound of commodity prices in mid-February of 2016 as well as a broad improvement in liquidity in the high yield market. Also, the Fund benefited from both catalyst and event driven strategies. Strong credit selection from the team remains paramount to the performance of the aforementioned strategies. Fundamentally driven credit research followed by top down macro hedging has been a key driver of success over the last 12 months.

By industry, the metals and mining sector delivered the strongest results. Specifically within that sector, our coal related credits performed very well, in line with the rebound in commodities prices. Also delivering positive contributions to the portfolio over the last 12 months were energy equipment & services, oil and gas producers, financials, health care, industrials, information technology, and materials. The only industries which detracted slightly from the Fund were consumer and telecom.

2017 Credit Market Overview and Outlook

High Yield (“HY”) delivered another solid quarter of returns with HYG (iShares iBoxx $ High Yield Corporate Bond ETF) up 2.31% in Q1 2017 while the S&P 500 posted a return of 6.06%. This was not without some intra-quarter volatility however. The high yield market experienced a selloff in March of 2%, but rebounded to end down only 15 basis points (“bps” 1 bps equals 0.01%) for the month. It’s worth discussing the cause of this sell off as we believe the market structure has evolved to make such sell-offs increasingly likely in the future. At the heart of this sell-off was increased supply as the week ended March 10th registered the 2nd largest amount ever of new high yield bond issuance price with almost $20 billion pricing. Record-setting new issuance coincided with outflows from high yield mutual funds bringing the four-week rolling supply negative as shown by the chart below.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

While the magnitude of flows and new issue is small in comparison to a $1.8 trillion asset class, its blended effect was quite pronounced. Notably, it did not coincide with a sell-off in the other risk assets as the S&P remained in positive territory until well after the trough in high yield performance. We believe that the future may hold similar episodes to March 2017 due to the changing buyer base for HY which now is dominated by foreign buyers and daily liquid mutual funds as shown below:

Non-US investors are now the largest holders of US corporate bonds

Foreign buyers tend to be higher turnover and mutual funds are driven by the daily flows of retail investors. Exacerbating this shift in buyer base is the fact that dealers (who normally hold more inventory and are more active in trading) have pulled back significantly from the marketplace allowing small changes in technical supply and demand to have a more pronounced effect on the asset class than one would typically find in a $1.8 trillion market. Entering this period of volatility, the Fund was conservatively positioned allowing us to take advantage of this better relative value by increasing our long exposure to high yield throughout March.

Irrespective of the trajectory of the macro environment, we believe that more frequent bouts of volatility like that experienced in March will occur in the high yield market especially this late in the credit cycle. While we expect defaults to remain below average in the near term, credit fundamentals have worsened recently and there is a growing gap between hard economic data and soft data such as consumer sentiment leading many to believe risk assets are ahead of themselves. Below are charts showing leverage and coverage for the high yield market:

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Additionally, we believe increased industry dispersion should also result as we progress later into the credit cycle. Strong growth out of a recession tends to lift all sectors; however, not all sectors grow equally as cycles lengthen. One such example is the auto industry which was recently the subject of a thought piece released by Palmer Square. The Fund’s single biggest short industry exposure is concentrated in this sector where we have short positions across the auto OEM, auto parts, rental and finance sectors. The thesis behind this short was that sales have been very strong for years driven in part by loose subprime auto loans as well as a glut of used car inventory that we forecast due to a steady increase in leased vehicle volumes. The chart below shows the industry sales as well as the percent of cars which are leased:

U.S. Auto Sales SAAR (millions) and Sources of Financing (% of total)

As delinquencies in subprime auto loans have risen, lending standards have tightened which will dampen new car demand as well as cause increased loan loss provisions for the Original Equipment Manufacturers or large car companies (“OEMs”) and auto finance industry as shown below:

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Sub-prime auto loan ABS - periodic delinquency and net loss rates

Net percentage of domestic banks tightening standards for auto loans

The first quarter also witnessed a much more severe decline in used car prices than anticipated which impacts OEMs and finance companies directly as they are exposed to this factor as well as heavily impacts the car rental companies who typically sell their car fleet into the used car market after renting them out for a period.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

NADA used vehicle price index with forecasts – NADA vs BofAMLe

Off-lease vehicle volume

While all of our shorts in the auto sector are in corporate securities, this industry thesis resulted from the work of multiple people on the corporate credit analyst team as well as contributions from our structured credit team which demonstrates our ability to work together to identify and capitalize on a particular thesis. We believe that we are well positioned to capitalize on many industry and company specific developments in the future.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The allocations shown are for illustration purposes only and are subject to change without notice. Palmer Square does not guarantee continued execution as it pertains to those allocations. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Please note that allocations may not sum to 100 percent.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Bloomberg Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Individuals cannot invest directly in any index.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher (lower) of the two ratings. Credit ratings listed are subject to change.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

The Palmer Square Absolute Return Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Absolute Return Index. The performance graph above is shown for the Fund’s Class I Shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2017	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	16.05%	1.53%	0.77%	05/17/11
Class A2	15.71%	1.27%	0.50%	05/17/11
After deducting maximum sales charge Class A2	9.06%	0.08%	-0.50%	05/17/11
HFRX Absolute Return Index	1.79%	1.81%	1.03%	05/17/11

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2017 (Unaudited) - Continued

Gross Expense ratio for Class I shares was 2.41% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.43%. For Class A shares, Gross Expense ratio was 2.66% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.68%. These were the amounts stated in the current prospectus dated September 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.39% and 1.64% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2017 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017

Principal Amount		Value

	BANK LOANS – 8.3%
$150,000	Aerial Merger Sub, Inc. 9.000%, 3/2/2025[1,2,3,4,5]	$151,781
265,000	AssuredPartners, Inc. 9.993%, 10/20/2023[1,2,3]	269,770
100,000	Calceus Acquisition, Inc. 5.060%, 2/1/2020[1,2,3]	87,125
337,500	Duff & Phelps Corp. 9.647%, 8/19/2021[1],2,3	339,609
144,824	Murray Energy Corp. 8.397%, 4/17/2020[1,2,3]	139,112
147,184	Neiman Marcus Group Ltd. LLC 4.250%, 10/25/2020[1,2,3]	117,828
195,412	Pacific Drilling S.A. 4.625%, 6/3/2018[1,2,3,6]	91,844
250,000	UOS LLC 6.550%, 4/18/2023[1,2,3,4,5]	255,000
272,250	Veritas US, Inc. 6.772%, 1/27/2023[1,3]	271,315
103,422	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2,3]	93,735
1,000,000	Western Refining, Inc. 5.250%, 11/12/2020[1,2,3,4,5]	1,003,125
	TOTAL BANK LOANS (Cost $2,819,653)	2,820,244

	BONDS – 69.1%
	ASSET-BACKED SECURITIES – 31.5%
250,000	ALM X Ltd. Series 2013-10A, Class D, 5.758%, 1/15/2025[1,2,7]	240,256
500,000	Apidos CLO XII Series 2013-12A, Class F, 6.058%, 4/15/2025[1,2,7]	461,230
250,000	Apidos CLO XIV Series 2013-14A, Class F, 6.408%, 4/15/2025[1,2,7]	231,104
500,000	Benefit Street Partners CLO V Ltd. Series 2014-VA, Class E, 6.306%, 10/20/2026[1,2,7]	481,375
250,000	BlueMountain CLO Ltd. Series 2015-2A, Class F, 7.958%, 7/18/2027[1,2,7]	232,216
	BMW Vehicle Lease Trust
778,484	Series 2016-1, Class A2A, 1.170%, 1/22/2018[2]	778,453
743,131	Series 2017-1, Class A1, 1.000%, 3/20/2018[2]	743,151
250,000	Carlyle Global Market Strategies CLO Ltd. Series 2013-2A, Class F, 6.558%, 4/18/2025[1,2,7]	240,849
250,000	Carlyle U.S. CLO Ltd. Series 2016-4A, Class D, 8.056%, 10/20/2027[1,2,7]	254,625

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,409,670	CNH Equipment Trust Series 2017-A, Class A1, 1.000%, 4/13/2018[2]	$1,409,715
500,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class E, 6.039%, 11/15/2025[1,2,7]	495,000
4,000,000	Dryden XXII Senior Loan Fund Series 2011-22A, Class SUB, 0.000%, 1/15/2022[2,7]	172,240
475,000	Dryden XXIV Senior Loan Fund Series 2012-24RA, Class ER, 6.989%, 11/15/2023[1,2,7]	478,972
1,105,176	GM Financial Automobile Leasing Trust Series 2017-1, Class A1, 1.000%, 3/20/2018[2]	1,105,203
250,000	Highbridge Loan Management Ltd. Series 2013-2A, Class D, 6.406%, 10/20/2024[1,2,7]	249,533
250,000	Series 2013-2A, Class E, 6.956%, 10/20/2024[1,2,7]	235,013
500,000	Mountain View CLO Ltd. Series 2014-1A, Class D, 4.908%, 10/15/2026[1,2,7]	490,001
310,665	RAMP Trust Series 2002-RS3, Class AII1, 1.551%, 6/25/2032[1,2]	295,935
142,363	RCO Mortgage LLC Series 2016-1, Class A, 4.500%, 11/25/2047[1,2]	142,817
306,765	Saxon Asset Securities Trust Series 2003-3, Class M1, 1.966%, 12/25/2033[1,2]	292,524
250,000	Tryon Park CLO Ltd. Series 2013-1A, Class D, 5.558%, 7/15/2025[1,2,7]	240,330
250,000	Upland CLO Ltd. Series 2016-1A, Class D, 9.406%, 4/20/2028[1,2,7]	255,163
242,077	VOLT LIV LLC Series 2017-NPL1, Class A1, 3.625%, 2/25/2047[1,2,7]	242,531
244,577	VOLT LV LLC Series 2017-NPL2, Class A1, 3.500%, 3/25/2047[1,2,7]	245,041
250,000	Voya CLO Ltd. Series 2013-2A, Class E, 6.656%, 4/25/2025[1,2,7]	235,151
	West CLO Ltd.
250,000	Series 2013-1A, Class D, 5.934%, 11/7/2025[1,2,7]	233,866
250,000	Series 2014-1A, Class D, 6.058%, 7/18/2026[1,2,7]	237,638
	TOTAL ASSET-BACKED SECURITIES (Cost $11,199,607)	10,719,932

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.0%
981,415	Freddie Mac Multifamily Structured Pass-Through Certificates Series K703, Class A2, 2.699%, 5/25/2018[2]	992,452
250,000	FREMF Mortgage Trust Series 2013-K35, Class C, 4.076%, 8/25/2023[1,2,7]	244,887
130,000	Series 2017-K724, Class C, 3.618%, 11/25/2023[1,2,7]	119,634

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$1,000,000	GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class C, 3.744%, 8/15/2032[1,7]	$1,009,328

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,335,760)	2,366,301

	CORPORATE – 30.6%
	BASIC MATERIALS – 2.0%
500,000	Kinross Gold Corp. 5.950%, 3/15/2024[2,6]	538,600
150,000	Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 4/1/2025[2,7]	150,750
		689,350
	COMMUNICATIONS – 1.4%
105,000	Cengage Learning, Inc. 9.500%, 6/15/2024[2,7]	95,288
100,000	Frontier Communications Corp. 11.000%, 9/15/2025[2]	96,875
250,000	Intelsat Jackson Holdings S.A. 5.500%, 8/1/2023[2,6]	214,687
140,000	Intelsat Luxembourg S.A. 8.125%, 6/1/2023[2,6]	80,500
		487,350
	CONSUMER, CYCLICAL – 6.4%
750,000	Diamond Resorts International, Inc. 7.750%, 9/1/2023[2,7,8]	802,500
200,000	International Game Technology PLC 6.500%, 2/15/2025[2,6,7]	220,000
925,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.750%, 11/15/2021[2,7,8]	968,937
175,000	Scientific Games International, Inc. 10.000%, 12/1/2022[2]	190,225
		2,181,662
	CONSUMER, NON-CYCLICAL – 5.8%
500,000	Acadia Healthcare Co., Inc. 6.500%, 3/1/2024[2,8]	531,250
545,000	Air Medical Group Holdings, Inc. 6.375%, 5/15/2023[2,7,8]	534,100
200,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[2]	196,000
185,000	Sterigenics-Nordion Topco LLC 8.125%, 11/1/2021[2,7]	191,012

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
	Tenet Healthcare Corp.
$175,000	6.750%, 2/1/2020	$177,188
300,000	7.500%, 1/1/2022[2,7]	321,750
		1,951,300
	ENERGY – 3.6%
125,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[2]	106,250
280,000	Denbury Resources, Inc. 9.000%, 5/15/2021[2,7]	296,800
225,000	EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 11/29/2024[2,7,8]	236,531
310,000	Murray Energy Corp. 11.250%, 4/15/2021[2,7]	234,050
325,000	Peabody Energy Corp. 6.000%, 3/31/2022[2,7]	332,719
		1,206,350
	FINANCIAL – 2.6%
245,000	Alliant Holdings Intermediate LLC 8.250%, 8/1/2023[2,7,8]	262,181
375,000	ASP AMC Merger Sub, Inc. 8.000%, 5/15/2025[2,7]	372,656
125,000	Uniti Group, Inc. / CSL Capital LLC 8.250%, 10/15/2023[2]	134,024
55,000	Ocwen Loan Servicing LLC 8.375%, 11/15/2022[2,7]	47,712
100,000	Walter Investment Management Corp. 7.875%, 12/15/2021[2]	61,000
		877,573
	INDUSTRIAL – 1.1%
350,000	XPO Logistics, Inc. 6.125%, 9/1/2023[2,7]	368,813

	TECHNOLOGY – 7.1%
725,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[2,7,8]	740,863
125,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 3/1/2025[2,7]	128,750
725,000	First Data Corp. 5.750%, 1/15/2024[2,7,8]	754,906
750,000	Infor US, Inc. 6.500%, 5/15/2022[2]	783,750
		2,408,269

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES – 0.6%
$200,000	DPL, Inc. 7.250%, 10/15/2021[2]	$215,000

	TOTAL CORPORATE (Cost $10,152,118)	10,385,667

	TOTAL BONDS (Cost $23,687,485)	23,471,900

Number of Shares

	COMMON STOCKS – 0.4%
	BASIC MATERIALS – 0.2%
1,500	Emerge Energy Services LP*	19,200
2,700	Fairmount Santrol Holdings, Inc.*	13,932
1,075	Hi-Crush Partners LP*	15,211
400	U.S. Silica Holdings, Inc.	16,600
		64,943

	FINANCIAL – 0.2%
3,310	Uniti Group, Inc. - REIT	90,893

	TOTAL COMMON STOCKS (Cost $171,800)	155,836

	EXCHANGE-TRADED FUNDS – 0.2%
2,725	VanEck Vectors Oil Services ETF	75,946

	TOTAL EXCHANGE-TRADED FUNDS (Cost $84,650)	75,946

	PREFERRED STOCKS – 3.6%
1,264	Loan Funding I, Ltd. 1.150%, 12/31/2017[9]	1,213,936
	TOTAL PREFERRED STOCKS (Cost $1,233,453)	1,213,936

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.3%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	YRC Worldwide, Inc.
50	Exercise Price: $13.00, Expiration Date: July 21, 2017	1,800

	TOTAL CALL OPTIONS (Cost $10,083)	1,800

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS – 0.3%
	EQUITY – 0.3%
	Advanced MIicro Devices, Inc.
150	Exercise Price: $12.00, Expiration Date: July 21, 2017	$12,900
	CBL & Associates Properties, Inc.
300	Exercise Price: $7.50, Expiration Date: June 16, 2017	3,000
190	Exercise Price: $10.00, Expiration Date: September 15, 2017	28,500
	Ford Motor Co.
160	Exercise Price: $10.00, Expiration Date: June 17, 2017	560
160	Exercise Price: $11.00, Expiration Date: June 17, 2017	2,560
	General Motors Co.
90	Exercise Price: $33.00, Expiration Date: September 15, 2017	12,735
	LEAR Corp.
55	Exercise Price: $130.00, Expiration Date: September 15, 2017	21,725
	Pennsylvania Real Estate Investment Trust
100	Exercise Price: $13.00, Expiration Date: July 21, 2017	5,250
	Washington Prime Group, Inc.
40	Exercise Price: $7.50, Expiration Date: July 21, 2017	600

	TOTAL PUT OPTIONS (Cost $119,105)	87,830

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $129,188)	89,630

Number of Shares

	SHORT-TERM INVESTMENTS – 9.0%
3,074,737	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.589%[8,10]	3,074,737

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,074,737)	3,074,737

	TOTAL INVESTMENTS – 90.9% (Cost $31,200,966)	30,902,229
	Other Assets in Excess of Liabilities – 9.1%	3,083,094

	TOTAL NET ASSETS – 100.0%	$33,985,323

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	SECURITIES SOLD SHORT – (44.0)%
	BONDS – (44.0)%
	CORPORATE – (44.0)%
	BASIC MATERIALS – (7.5)%
$(1,000,000)	AK Steel Corp. 7.625%, 10/1/2021[2]	$(1,045,000)
(500,000)	CF Industries, Inc. 3.450%, 6/1/2023	(467,500)
(525,000)	First Quantum Minerals Ltd. 7.250%, 5/15/2022[2,6,7]	(543,375)
(500,000)	Yamana Gold, Inc. 4.950%, 7/15/2024[2,6]	(505,704)
		(2,561,579)
	COMMUNICATIONS – (3.0)%
(500,000)	Telecom Italia S.p.A./Milano 5.303%, 5/30/2024[6,7]	(519,375)
(500,000)	Viacom, Inc. 5.875%, 2/28/2057[1,2]	(516,799)
		(1,036,174)
	CONSUMER, CYCLICAL – (9.7)%
(1,000,000)	American Axle & Manufacturing, Inc. 6.625%, 10/15/2022[2]	(1,035,000)
(650,000)	Diamond Resorts International, Inc. 10.750%, 9/1/2024[2,7]	(692,595)
(500,000)	Fiat Chrysler Automobiles N.V. 5.250%, 4/15/2023[6]	(516,250)
(500,000)	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 10.250%, 11/15/2022[2,7]	(543,125)
(500,000)	L Brands, Inc. 5.625%, 10/15/2023	(527,400)
		(3,314,370)
	CONSUMER, NON-CYCLICAL – (7.1)%
(450,000)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 3/15/2025[2,7]	(425,812)
(750,000)	Hertz Corp. 7.375%, 1/15/2021[2]	(721,875)
(485,000)	Immucor, Inc. 11.125%, 8/15/2019[2]	(488,638)
(300,000)	Mallinckrodt International Finance S.A. 4.750%, 4/15/2023[6]	(257,250)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$(500,000)	MEDNAX, Inc. 5.250%, 12/1/2023[2,7]	$(512,500)
		(2,406,075)
	ENERGY – (3.0)%
(500,000)	SM Energy Co. 6.500%, 1/1/2023[2]	(510,000)
(500,000)	Whiting Petroleum Corp. 5.750%, 3/15/2021[2]	(500,000)
		(1,010,000)
	FINANCIAL – (2.3)%
¥(2,750,000)	Bank of China Ltd. 6.750%, 10/31/2049[1,2]	(476,027)
€(250,000)	UniCredit S.p.A. 5.750%, 10/28/2025[1,2]	(296,999)
		(773,026)
	GOVERNMENT – (1.6)%
(250,000)	Italy Buoni Poliennali Del Tesoro 1.600%, 6/1/2026	(262,037)
(250,000)	Spain Government Bond 2.150%, 10/31/2025[7]	(288,263)
		(550,300)
	INDUSTRIAL – (3.1)%
$(1,000,000)	Gardner Denver, Inc. 6.875%, 8/15/2021[2,7]	(1,042,500)

	TECHNOLOGY – (6.7)%
(250,000)	Advanced Micro Devices, Inc. 7.000%, 7/1/2024[2]	(267,187)
(705,000)	Boxer Parent Co., Inc. 9.000%, 10/15/2019[2,7]	(707,207)
(725,000)	First Data Corp. 7.000%, 12/1/2023[2,7]	(779,158)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
$(500,000)	Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 5/1/2021[2,7]	$(513,500)
		(2,267,052)
	TOTAL CORPORATE (Proceeds $14,550,652)	(14,961,076)

	TOTAL BONDS (Proceeds $14,550,652)	(14,961,076)

	TOTAL SECURITIES SOLD SHORT (Proceeds $14,550,652)	$(14,961,076)

LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Variable, floating or step rate security.
[2]	Callable.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded. At April 30, 2017, the unfunded portion amounted to $1,409,906
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Foreign security denominated in U.S. Dollars.
[7]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $20,953,711.

[8]	All or a portion of this security is segregated as collateral for securities sold short.
[9]	Loan Funding I, Ltd. consists of subordinated notes interests in BBB to B- rated bank loans.
[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

		Pay/(b)
		Receive				Premium	Unrealized
Counterparty/	Rating(a)	Fixed	Fixed	Expiration	Notional	Paid	Appreciation/
Reference Entity	(S&P)	Rate	Rate	Date	Amount	(Received)	(Depreciation)	Value
J.P. Morgan
Ford Motor Co.	-	Pay	5.00%	6/20/22	$500,000	$88,966	$(1,571)	$87,395
General Motors Co.	-	Pay	5.00	6/20/22	500,000	87,584	(307)	87,277
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$176,550	$(1,878)	$174,672

(a)
Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are not applicable at April 30, 2017.

(b)
If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

SWAPTION CONTRACTS
CREDIT DEFAULT SWAPTION CONTRACTS ON CREDIT INDICES

					Premium
Counterparty/	Buy/Sell	Exercise	Expiration	Notional	Paid	Market
Reference Entity	Protection	Price	Date	Amount	(Received)	Value
J.P. Morgan
Markit iTraxx Europe Crossover Series 26
Put - 5 Year	Buy	€375	6/21/17	€10,000,000	$12,155	$404
Put - 5 Year	Buy	450	6/21/17	10,000,000	6,418	80
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$18,573	$484

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2017

Security Type/Sector	Percent of Total Net Assets
Bank Loans	8.3%
Bonds
Asset-Backed Securities	31.5%
Corporate	30.6%
Commercial Mortgage-Backed Securities	7.0%
Total Bonds	69.1%
Common Stocks
Financial	0.2%
Basic Materials	0.2%
Total Common Stocks	0.4%
Exchange-Traded Funds	0.2%
Preferred Stocks	3.6%
Purchased Options Contracts
Put Options	0.3%
Call Options	0.0%
Total Purchased Options Contracts	0.3%
Short-Term Investments	9.0%
Total Investments	90.9%
Other Assets in Excess of Liabilities	9.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2017

Assets:
Investments, at value (cost $31,071,778)	$30,812,599
Purchased options contracts, at value (cost $129,188)	89,630
Investments, at value (cost $31,200,966)	30,902,229
Purchased swaptions contracts, at value (cost $18,573)	484
Foreign currency, at value (cost $873,941)	840,711
Cash	3,524,744
Cash held by broker	16,117,503
Receivables:
Investment securities sold	3,123,389
Dividends and interest	260,188
Prepaid expenses	25,227
Total assets	54,794,475

Liabilities:
Securities sold short, at value (proceeds $14,550,652)	14,961,076
Payables:
Investment securities purchased	3,917,385
Fund shares redeemed	1,308,379
Premiums received on open swap contracts	176,550
Unrealized depreciation on open swap contracts	1,878
Advisory fees	40,656
Shareholder servicing fees (Note 6)	12,354
Distribution fees (Note 7)	3,154
Interest on securities sold short	243,600
Auditing fees	28,959
Fund administration fees	23,138
Fund accounting fees	18,491
Broker fees	13,566
Transfer agent fees and expenses	9,933
Custody fees	4,163
Chief Compliance Officer fees	1,994
Trustees' fees and expenses	241
Accrued other expenses	43,635
Total liabilities	20,809,152

Net Assets	$33,985,323

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2017

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$88,202,988
Accumulated net investment income	1,246,061
Accumulated net realized loss on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts,
and foreign currency transactions	(54,701,085)
Net unrealized depreciation on:
Investments	(259,179)
Purchased options contracts	(39,558)
Securities sold short	(410,424)
Swaptions contracts and swap contracts	(19,967)
Foreign currency translations	(33,513)
Net Assets	$33,985,323

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$31,195,075
Shares of beneficial interest issued and outstanding	3,592,127
Offering and redemption price per share	$8.68

Class A Shares:
Net assets applicable to shares outstanding	$2,790,248
Shares of beneficial interest issued and outstanding	322,853
Redemption price*	8.64
Maximum sales charge (5.75% of offering price)**	0.53
Maximum offering price to public	$9.17

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2017

Investment Income:
Dividends	$6,546
Interest	2,234,642
Total investment income	2,241,188

Expenses:
Interest on securities sold short	648,746
Advisory fees	372,238
Brokerage expense	309,397
Fund accounting fees	97,304
Fund administration fees	50,086
Registration fees	45,498
Legal fees	39,314
Interest and commitment fees (Note 13)	37,076
Transfer agent fees and expenses	36,058
Shareholder servicing fees (Note 6)	30,137
Auditing fees	28,707
Shareholder reporting fees	16,333
Miscellaneous	12,164
Custody fees	11,607
Trustees' fees and expenses	7,951
Distribution fees (Note 7)	7,203
Chief Compliance Officer fees	2,490
Insurance fees	2,119
Total expenses	1,754,428
Advisory fees waived	(220,460)
Fees paid indirectly (Note 3)	(9,000)
Net expenses	1,524,968
Net investment income	716,220

Realized and Unrealized Gain (Loss) on Investments, Purchased Option Contracts, Securities Sold Short,
Futures Contracts, Written Option Contracts, Swaption Contracts, Swap Contracts,
and Foreign Currency:
Net realized gain (loss) on:
Investments	(7,160,576)
Purchased option contracts	(1,062,580)
Securities sold short	(219,770)
Futures contracts	23,694
Written option contracts, swaption contracts and swap contracts	(146,246)
Foreign currency transactions	(28,824)
Net realized loss	(8,594,302)
Net change in unrealized appreciation/depreciation on:
Investments	12,755,842
Purchased option contracts	725,801
Securities sold short	(185,329)
Written options, swaption contracts and swap contracts	(13,136)
Foreign currency translations	(55,989)
Net change in unrealized appreciation/depreciation	13,227,189
Net increase from payment by affiliates (Note 3)	3,492
Net realized and unrealized gain on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts,
and foreign currency	4,636,379

Net Increase in Net Assets from Operations	$5,352,599

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$716,220	$12,478,151
Net realized loss on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts,
swap contracts, and foreign currency	(8,594,302)	(46,667,937)
Net change in unrealized appreciation/depreciation on investments, purchased option contracts, securities sold short, futures contracts, written option contracts, swaption contracts, swap contracts,
and foreign currency	13,227,189	(14,276,772)
Net increase from payment by affiliates (Note 3)	3,492	−
Net increase (decrease) in net assets resulting from operations	5,352,599	(48,466,558)

Distributions to Shareholders:
From net investment income:
Class I	(2,467,603)	(11,993,862)
Class A	(160,293)	(233,159)
Total distributions to shareholders	(2,627,896)	(12,227,021)

Capital Transactions:
Net proceeds from shares sold:
Class I	20,837,693	66,333,467
Class A	3,446,391	3,578,002
Reinvestment of distributions:
Class I	2,464,320	11,661,551
Class A	150,966	225,171
Cost of shares redeemed:
Class I	(36,463,051)	(283,961,977)
Class A	(3,225,123)	(6,124,327)
Net decrease in net assets from capital transations	(12,788,804)	(208,288,113)

Net increase from payments by affiliates (Note 3)	−	92,173

Total decrease in net assets	(10,064,101)	(268,889,519)

Net Assets:
Beginning of period	44,049,424	312,938,943
End of period	$33,985,323	$44,049,424

Accumulated net investment income	$1,246,061	$3,255,484

Capital Share Transactions:
Shares sold:
Class I	2,470,170	7,149,132
Class A	409,009	362,378
Shares reinvested:
Class I	311,854	1,296,516
Class A	19,091	24,778
Shares redeemed:
Class I	(4,367,939)	(34,293,539)
Class A	(381,732)	(664,259)
Net decrease in capital share transactions	(1,539,547)	(26,124,994)

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,352,599
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(57,888,049)
Sales of long-term portfolio investments	69,032,592
Proceeds from securities sold short	41,528,116
Cover short securities	(38,464,836)
Proceeds from written options and swaptions	1,554
Purchase of short-term investments, net	(3,647,462)
Return of capital dividends received	2,720,145
Decrease in foreign currency	1,212,091
Increase in cash held by broker	(9,677,699)
Decrease in investment securities sold receivable	4,449,884
Decrease in dividends and interest receivable	246,170
Decrease in due from broker	23,000
Decrease in payment by affiliates	92,173
Decrease in prepaid expenses	1,779
Increase in investment securities purchased	1,597,134
Increase in advisory fees payable	31,960
Increase in premiums received on open swap contracts	100,290
Increase in dividends and interest on securities sold short	92,867
Decrease in accrued expenses	(54,770)
Net amortization on investments	(126,261)
Net realized loss	8,388,802
Net change in unrealized appreciation/depreciation	(13,283,178)
Net cash provided by operating activities	11,728,901
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	24,349,116
Cost of shares redeemed	(38,557,500)
Dividends paid to shareholders, net of reinvestments	(12,610)
Net cash used for financing activities	(14,220,994)

Net decrease in cash	(2,492,093)

Cash:
Beginning of period	6,016,837
End of period	$3,524,744

Non cash financing activities not included herein consist of $2,615,286 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2017		2016		2015		2014		2013

Net asset value, beginning of period	$8.08		$9.91		$10.13		$9.86		$9.70
Income from Investment Operations:
Net investment income[1]	0.16		0.46		0.34		0.24		0.06
Net realized and unrealized gain (loss) on
investments and foreign currency	1.07		(1.85)		(0.19)		0.25		0.12
Total from investment operations	1.23		(1.39)		0.15		0.49		0.18
Less Distributions:
From net investment income	(0.63)		(0.44)		(0.22)		(0.13)		(0.02)
From net realized gains	−		−		(0.15)		(0.09)		−
Total distributions	(0.63)		(0.44)		(0.37)		(0.22)		(0.02)

Net increase from payments by affiliates (Note 3)	−		−	[2]	−		−		−

Net asset value, end of period	$8.68		$8.08		$9.91		$10.13		$9.86

Total return[3]	16.05%		(14.39)%	[4]	1.55%		4.95%		1.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,195		$41,827		$307,472		$256,993		$201,442

Ratio of expenses to average net assets (including interest expense and interest and dividends on securities sold short):
Before fees waived/recovered[5]	4.62%		2.38%		2.19%		2.58%		3.01%
After fees waived/recovered[5]	4.04%		2.40%		2.31%		2.65%		2.84%

Ratio of net investment income to average net assets (including interest expense and interest and dividends on securities sold short):
Before fees waived/recovered	1.34%		5.00%		3.52%		2.49%		0.46%
After fees waived/recovered	1.92%		4.98%		3.40%		2.42%		0.63%

Portfolio turnover rate	255%	[6]	213%	[6]	206%	[6]	230%	[6]	317%[6]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Payment from affiliates had no impact to the total return.
[5]
If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.65%, 1.01%, 0.57%, 0.61% and 0.59%, for the periods ended April 30, respectively.

[6]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30,

	2017		2016		2015		2014		2013

Net asset value, beginning of period	$8.04		$9.88		$10.09		$9.83		$9.67
Income from Investment Operations:
Net investment income[1]	0.14		0.43		0.31		0.22		0.04
Net realized and unrealized gain (loss) on
investments and foreign currency	1.06		(1.86)		(0.18)		0.24		0.13
Total from investment operations	1.20		(1.43)		0.13		0.46		0.17
Less Distributions:
From net investment income	(0.60)		(0.42)		(0.19)		(0.11)		(0.01)
From net realized gains	−		−		(0.15)		(0.09)		−
Total distributions	(0.60)		(0.42)		(0.34)		(0.20)		(0.01)

Net increase from payments by affiliates (Note 3)	−		0.01		−		−		−

Net asset value, end of period	$8.64		$8.04		$9.88		$10.09		$9.83

Total return[2]	15.71%		(14.70)%	[3]	1.30%		4.71%		1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,790		$2,222		$5,467		$35,975		$21,515

Ratio of expenses to average net assets (including interest expense and interest and dividends on securities sold short):
Before fees waived/recovered[4]	4.87%		2.63%		2.44%		2.83%		3.26%
After fees waived/recovered[4]	4.29%		2.65%		2.56%		2.90%		3.09%

Ratio of net investment income to average net assets (including interest expense and interest and dividends on securities sold short):
Before fees waived/recovered	1.09%		4.75%		3.27%		2.24%		0.21%
After fees waived/recovered	1.67%		4.73%		3.15%		2.17%		0.38%

Portfolio turnover rate	255%	[5]	213%	[5]	206%	[5]	230%	[5]	317%[5]

[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Payment from affiliates had a positive 0.02% impact to the total return.
[4]
If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.65%, 1.01%, 0.57%, 0.61% and 0.59%, for the periods ended April 30, respectively.

[5]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2017

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets. The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

(f) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in written options contracts for the year ended April 30, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at April 30, 2016	2,145	$46,995
Written	35	1,553
Terminated in closing purchase transactions	-	-
Expired	(2,180)	(48,548)
Exercised	-	-
Outstanding at April 30, 2017	-	$-

(g) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

(h) Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(i) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(j) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(m) Other
The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

(n) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(o) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. The cash collateral is maintained on the Fund's behalf. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2017, the Fund had no securities on loan.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

(p) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At April 30, 2017, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At April 30, 2017, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(r) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.99% of the Fund’s average daily net assets, effective February 1, 2015. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended April 30, 2017, the Advisor waived $220,460 of its advisory fees. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. At April 30, 2017, the amount of these potentially recoverable expenses was $220,460. The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2020	$220,460

The “Net increase from payments by affiliates” reported on the Fund’s Statements of Operations, which occurred in the year ending April 30, 2017, is for trading costs. The “Net increase from payments by affiliates” reported on the Fund’s Statements of Changes and Financial Highlights, which occurred in the year ending April 30, 2016, is for losses from a security valuation and two trade errors.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended April 30, 2017, the total fees reduced by earning credits were $9,000. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2017, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2017, are reported on the Statement of Operations.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Note 4 – Federal Income Taxes
At April 30, 2017, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$31,432,532

Gross unrealized appreciation	$560,709
Gross unrealized depreciation	(1,091,012)
Net unrealized depreciation on investments	$(530,303)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 1,201	$ (97,747)	$ 96,546

As of April 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,473,402
Undistributed long-term capital gains	-
Accumulated earnings	1,473,402

Accumulated capital and other losses	(53,455,613)
Unrealized depreciation on securities sold short, swaptions contracts, swap contracts, and currency	(462,026)
Other accumulated losses	(1,243,125)
Unrealized depreciation on investments	(530,303)
Total accumulated deficit	$(54,217,665)

At April 30, 2017, the Fund had $53,455,613 of accumulated capital loss carryforward which consisted of $16,453,949 short-term and $37,001,664 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,627,896	$12,227,021
Long-term capital gains	-	-
Total distributions paid	$2,627,896	$12,227,021

Note 5 – Investment Transactions
For the year ended April 30, 2017, purchases and sales of investments excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts, were $57,888,049 and $69,032,592, respectively. Proceeds from securities sold short and cover short securities were $41,528,116 and $38,464,836, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2017, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2017, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$2,820,244	$-	$2,820,244
Bonds
Asset-Backed Securities	-	10,719,932	-	10,719,932
Commercial Mortgage-Backed Securities	-	2,366,301	-	2,366,301
Corporate**	-	10,385,667	-	10,385,667
Common Stock**	155,836	-	-	155,836
Exchange-Traded Funds	75,946	-	-	75,946
Preferred Stock	-	1,213,936	-	1,213,936
Purchased Options Contracts	60,855	28,775	-	89,630
Short-Term Investments	3,074,737	-	-	3,074,737
Total	$3,367,374	$27,534,855	$-	$30,902,229

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Liabilities
Bonds
Corporate**	$-	$14,961,076	$-	$14,961,076
Total	$-	$14,961,076	$-	$14,961,076

Other Financial Instruments***
Credit Default Swap Contracts	$-	$(1,878)	$-	$(1,878)
Swaption Contracts	-	484	-	484
Total	$-	$(1,394)	$-	$(1,394)

*	The Fund did not hold any Level 3 securities at period end.
**
All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

***
Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2017 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$-	$-	$89,630	$-	$89,630
Purchased swaptions contracts, at fair value	-	484	-		484
	$-	$484	$89,630	$-	$90,114

Liabilities
Unrealized depreciation on open swap contracts	$-	$1,878	$-	$-	$1,878
	$-	$1,878	$-	$-	$1,878

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2017 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$1,430	$-	$(759,323)	$(304,687)	$(1,062,580)
Written options contracts	-	-	48,548	-	48,548
Swaptions contracts	-	(12,775)	-	(4,260)	(17,035)
Swap contracts	-	(177,759)	-	-	(177,759)
Futures contracts	-	-	-	23,694	23,694
	$1,430	$(190,534)	$(710,775)	$(285,253)	$(1,185,132)

	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$(4,130)	$-	$444,181	$285,750	$725,801
Written options contracts	-	-	(45,550)	-	(45,550)
Swaptions contracts	-	(18,089)	-	4,260	(13,829)
Swap contracts	-	254	-	45,989	46,243
	$(4,130)	$(17,835)	$398,631	$335,999	$712,665

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2017 are as follows:

Derivatives not designated as hedging instruments
Commodity	Purchased options contracts	Number of contracts	1
Credit contracts	Swap contracts	Notional amount	$2,060,000
	Swaptions contracts	Notional amount	$4,000,000
Equity contracts	Purchased options contracts	Number of contracts	3,016
	Written options contracts	Number of contracts	(1,253)
Interest rate contracts	Purchased options contracts	Number of contracts	400,071
	Purchased interest rate cap options contracts	Notional amount	$40,000,000
	Swap contracts	Notional amount	$1,577,734
	Swaptions contracts	Notional amount	$20,000
	Futures contracts	Number of contracts	(7)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Purchased swaptions contracts, at fair value – asset	J.P. Morgan	$484	$-	$(484)	$-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	1,878	-	(1,878)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2017

Note 13 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $2,500,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended April 30, 2017 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended April 30, 2017.

Note 14 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 15 – New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 16 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
the Shareholders of Palmer Square Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian, brokers and agent banks or by other appropriate procedures where replies were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2017, and the results of its operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2017

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended April 30, 2017, 0.05% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended April 30, 2017, 0.05% of dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	[4]	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	[4]	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007
Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).
			[4]	None.

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
John P. Zader [a] (born 1961) Trustee	Since November 2007
Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).
			[4]	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008
Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).
			[4]	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Absolute Return Fund, Palmer Square Income Plus Fund, Palmer Square SSI Alternative Income Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period* 11/1/16 – 4/30/17
Class I
Actual Performance	$ 1,000.00	$ 1,033.40	$ 20.72
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,004.42	$ 20.42

Class A
Actual Performance	$ 1,000.00	$ 1,032.40	$ 21.87
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,003.27	$ 21.56

*
Expenses are equal to the Fund’s annualized expense ratio of 4.11% and 4.36% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Absolute Return Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 933-9033 or contact your financial institution. The Trust will begin sending you individual copies thirty days after receiving your request.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2017	FYE 04/30/2016
Audit Fees	$26,200	$26,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2017	FYE 04/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2017	FYE 04/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/07/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	07/07/2017